1
EXHIBIT
32.1
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 Title 18,
United States Code)
Pursuant to
Section 906 of
the Sarbanes-Oxley
Act of 2002
(subsections (a) and
(b) of Section
1350, Chapter 63
of Title
18,
United States Code), the undersigned officer of
First BanCorp., a Puerto Rico
corporation (the “Company”), does hereby certify, to such
officer’s knowledge, that:
The
Quarterly
Report
on
Form
10-Q
for
the
quarter
ended
September
30,
2026
(the
“Form
10-Q”)
of
the
Company
fully
complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form
10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 6, 2026 /s/ Aurelio Alemán
Name: Aurelio Alemán
Title: President and Chief Executive Officer